EXHIBIT 99.1

At NationsHealth:	At Rx Communications Group:
Timothy Fairbanks, CFO 954-903-5018	Melody A. Carey (investors) 917-322-2571

NATIONSHEALTH ANNOUNCES 2007 FIRST QUARTER FINANCIAL RESULTS

SUNRISE, Fla. – May 10, 2007 — NationsHealth, Inc. (Nasdaq: NHRX; NHRXW; NHRXU) today announced its financial results for the quarter ended March 31, 2007.

Revenue for the quarter ended March 31, 2007 was $18.8 million, compared to $25.0 million for the corresponding period in 2006. Net loss for the quarter ended March 31, 2007 was $1.2 million, or $0.04 per share, compared to a net loss of $13.5 million, or $0.49 per share, for the corresponding period in 2006. The 2006 first quarter included approximately $8.5 million of revenue related to the initial marketing and enrollment efforts for CIGNA’s Medicare Part D Prescription Drug Plan. Pursuant to our May 2006 amendment with CIGNA, effective January 1, 2007, revenue from services to CIGNA is earned under a new, more predictable service fee arrangement. Revenue for the 2006 first quarter also included approximately $2.0 million from the Company’s discount prescription drug card business, which was sold on September 5, 2006.

Adjusted EBITDA*, defined as earnings before interest, taxes, depreciation and amortization, and stock based compensation, was $1.6 million for the quarter ended March 31, 2007, compared to an adjusted EBITDA loss of $10.9 million for the quarter ended March 31, 2006.

The Company’s Insurance Services segment contributed profit of $3.1 million for the quarter ended March 31, 2007, compared to a loss of $8.0 million for the quarter ended March 31, 2006. The Medical Products segment contributed profit of $1.6 million for the quarter ended March 31, 2007, compared to profit of $2.3 million for the quarter ended March 31, 2006. Medical Products segment profit for the prior year quarter included approximately $2.0 million of profit from the divested discount prescription drug card business.

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NationsHealth, Inc. News Release

“We are pleased with the results we are seeing with regard to our new medical product offerings, expanded relationships with other Medicare prescription drug and managed care providers and the initial results from our acquisitions of small regional providers of diabetes supplies” said Timothy Fairbanks, the Company’s Chief Financial Officer. “Furthermore, our new term loan facility, which closed on April 11, 2007 and under which we currently have $5.5 million available to draw upon, will enable us to finance additional patient acquisitions and accelerate the growth of our core diabetes business.”

As previously announced, NationsHealth will host a conference call at 11:00 a.m. ET today to review its financial results for the quarter ended March 31, 2007.

Access Information:

Date:	May 10, 2007

Time:	11:00 a.m. ET

U.S./ Canada dial-in number	(866) 316-1371

International dial-in number	(913) 312-1231

Participant Passcode	6754843

Live Webcast:	www.nationshealth.com

Replay Access Information:
A recording of the conference call will be available three hours after completion until May 17, 2007 at midnight ET at 888-203-1112 (U.S.) and 719-457-0820 (International). The replay passcode is 6754843. The webcast will be archived for on demand listening for 30 days on the NationsHealth’s website, www.nationshealth.com.

About NationsHealth, Inc.
NationsHealth seeks to improve the delivery of healthcare to Medicare and managed care beneficiaries by providing medical products and prescription related services. NationsHealth provides home delivery of diabetes supplies, medications and other medical products to patients across the nation. In addition to its medical products business, NationsHealth also provides education, marketing, enrollment and patient service to insurers offering Medicare Part D prescription drug plans and other Medicare insurance coverage. NationsHealth has an agreement with CIGNA to service its Medicare Part D prescription drug plans nationally. For more information please visit http://www.nationshealth.com.

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NationsHealth, Inc. News Release

* Use of Non-GAAP Financial Measures
In its earnings releases, conference calls, slide presentations or webcasts, the Company may use or discuss adjusted EBITDA (or adjusted EBITDA loss, as applicable), which is a non-GAAP financial measure as defined by SEC Regulation G. Management regularly reviews adjusted EBITDA as an analytical indicator of the Company’s financial performance and believes that it is useful to investors in evaluating operating performance. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. The Company does not intend for adjusted EBITDA to be considered in isolation or as a substitute for any GAAP measure. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Net income (loss) is the GAAP financial measure most directly comparable to adjusted EBITDA (EBITDA loss). A reconciliation of net loss to adjusted EBITDA (EBITDA loss) is as follows (in thousands):

	Three Months Ended March 31,
	2007	2006
Net loss	$(1,188)	$(13,530)
Interest, net	862	643
Depreciation and amortization	572	458
Amortization of customer contract intangible	969	969
Stock-based compensation	353	543

Adjusted EBITDA (EBITDA loss)	$1,568	$(10,917)

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NationsHealth, Inc. News Release

This press release contains forward-looking statements about NationsHealth, including statements regarding management initiatives and new product and market opportunities, none of which should be construed in any manner as a guarantee that such results will in fact occur. In addition, other written or oral statements that constitute forward-looking statements may be made by us or on our behalf. Forward-looking statements are statements that are not historical facts, and in some cases may be identified by the words “anticipate,” “project,” “expect,” “plan,” “intend,” “may,” “should,” “will,” and similar words or phrases. Such forward-looking statements, based upon the current beliefs and expectations of NationsHealth’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: our ability to maintain our existing customer base; our ability to successfully maintain our Insurance Services segment; our dependence on Medicare reimbursement; our customers’ desire to take advantage of our Part D and specialty pharmacy services; uncertainty in our costs incurred in administering the Part D program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program, including competitive bidding for durable medical equipment and supplies; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth’s business practices; inquiries and investigations and related litigation; our exposure to product liability in excess of our insurance coverage; continued compliance with government regulations; legislation or regulatory requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of growth; our ability to compete effectively; timing and market acceptance of new products sold by NationsHealth; our ability to raise the capital we will need to sustain our operations; general economic conditions; and geopolitical events, regulatory changes and other risks and uncertainties described in NationsHealth’s Annual Report on Form 10-K for the year ended December 31, 2006, and in NationsHealth’s other reports filed with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date of this press release and, except as required by applicable law, NationsHealth assumes no obligation to update the information contained herein.

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NationsHealth, Inc. News Release

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended
	March 31,
	2007	2006
Revenue:
Net product sales	$11,074	$10,854
Prescription drug card revenue	—	1,973
Service revenue	7,678	12,188

	18,752	25,015
Cost of product sales	4,398	5,284
Cost of services	3,735	19,082

Gross Profit	10,619	649

Operating Expenses:
Patient acquisition and related costs	736	1,081
Patient service and fulfillment	2,227	2,444
General and administrative	5,871	7,842
Provision for doubtful accounts	735	856
Depreciation and amortization	407	344
Amortization of customer contract intangible	969	969

	10,945	13,536

Loss from Operations	(326)	(12,887)
Other Expense, net	(862)	(643)

Net Loss	$(1,188)	$(13,530)

Loss per share – basic and diluted	$(0.04)	$(0.49)

Weighted average shares outstanding – basic and diluted	28,043	27,808

NationsHealth, Inc. News Release

SUMMARY CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Current Assets:
Cash and short-term investments	$2,393	$4,224
Accounts receivable, net	8,044	6,075
Inventory	1,384	1,636
Costs related to billings in process, net	533	565
Prepaid expenses and other current assets	769	748

Total current assets	13,123	13,248
Property and equipment, net	4,123	3,557
Customer contract intangible, net	10,663	11,632
Other assets, net	2,021	1,951

Total assets	$29,930	$30,388

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$4,325	$3,026
Accrued expenses	7,467	9,069
Promissory note payable, net	1,364	—
Line of credit	2,500	2,500

Total current liabilities	15,656	14,595

Long-Term Liabilities:
Convertible notes, related party, net	6,639	6,316
Promissory note payable, net	—	1,328
Other long-term liabilities	1,103	782

Total long-term liabilities	7,742	8,426

Stockholders’ Equity	6,532	7,367

Total liabilities and stockholders’ equity	$29,930	$30,388

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